Exhibit 99.2

Conference Call & Webcast Discussion of Second Quarter 2008 Results August 6, 2008 NASDAQ: TDSC www.3dsystems.com

2 Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Bob Grace Vice President & General Counsel

3 Welcome Webcast Viewers To listen to the conference via phone and to ask questions during our Q&A session, please dial: 1-888-336-3485 in the United States 1-706-634-0653 from outside the United States We will not accept questions through the Web site or "Audio Streaming."

Leader Innovator Partner Builder 4 Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. 4

5 Operating Results Abe Reichental President & CEO

6 Operating Results Second Quarter Second Quarter % Change Operating Results 2008 2007 % Change Revenue $36.7 $36.4 1% Gross Profit % of Revenue $13.3 36% $13.5 37% (1%) Operating Expenses % of Revenue $16.1 44% $18.4 51% (12%) Net Loss ($3.3) ($5.3) 37% Depreciation & Amortization % of Revenue $1.8 5% $1.8 5% 3% Fully Diluted Loss Per Share ($0.15) ($0.27) 44% Second Quarter 2008 Operating Results ($ Millions except per share amounts)

7 Operating Results Six Months Six Months % Change Operating Results 2008 2007 % Change Revenue $68.4 $73.4 (7%) Gross Profit % of Revenue $26.7 39% $29.4 40% (9%) Operating Expenses % of Revenue $32.8 48% $36.4 50% (10%) Net Loss ($7.0) ($8.4) 17% Depreciation & Amortization % of Revenue $3.1 5% $3.6 5% (14%) Fully Diluted Loss Per Share ($0.31) ($0.44) 30% Six Months 2008 Operating Results ($ Millions except per share amounts)

Revenue shortfall of $4 million compared to our mid-June expectations: Growth from Integrated Materials Sales Traction from commercial shipments of recently introduced 3-D Printers Abnormally higher used-equipment sales Lower unit volume from sales of Large-Frame systems Higher deferred service and warranty revenue Continued impact of uncertain economy Gross profit margin shortfall primarily on volume, mix and COGS drivers: Changes in revenue mix and volume resulting in under absorbed overhead High incidence of used-equipment sales reducing gross profit on weighted basis Amounts associated with our initial planned build up of V-Flash(r) finished goods inventory Higher warranty costs Duplicate supply-chain costs related to move from 3PL provider to Rock Hill Unfavorable net effect of foreign currency translation on cost of goods sold Factors Shaping 2Q08 Results 8 Combined revenue mix and COGS including FX negatively affected gross profit by approximately 500 basis points. For more details please read our Form 10-Q.

9 2008 2008 % Change Q2 Q1 % Change Total Materials Sales $16.2 $14.9 9% Integrated Materials Sales $4.2 $3.2 32% Integrated Materials % of Total Materials Sales 26% 22% ($ Millions ) Integrated Materials sales increased by 32% sequentially over the first quarter of 2008. Integrated Materials grew to 26% of total materials revenue representing a 400 basis point gain from the first-quarter 2008. Our Integrated Materials Strategy, which is at the heart of our longer-term target business model and is consistent with industry trends, is beginning to gain positive momentum and contributing increasing amounts to revenue and gross profit. Factors Shaping 2Q08 Results: Integrated Materials

10 Financial Review Damon Gregoire Vice President & CFO

2Q08 Revenue Mix By Category and Region 5 10 15 20 25 30 35 0 Millions 35% 41% 24% 31% 44% 25% 46% 41% 13% 44% 41% 15% 2007 2008 2007 2008 Services Materials Systems & Other Asia Pacific Europe North America $36.4 $36.7 $36.4 $36.7 40 11

12 2Q08 Gross Profit Margin ($ Millions) Items affecting gross profit margin in 2Q08 (with estimated margin impact indicated): Lower systems unit volume resulting in absorption of overhead over fewer units Higher concentration of used equipment sales, resulting in lower margins (200 bps) Higher materials' revenue with higher gross profit Adverse impact of foreign exchange on cost of goods (60 bps) Duplicate supply-chain costs related to moving logistics activities in-house (30 bps) Costs associated with inventory of V-Flash(r) machines and finishers (110 bps) Higher warranty costs from certain premature component failures (80 bps) 2008 2007 % Revenue 17% $ 2.0 Yr-Yr % TOTAL Services Systems $ Millions % Revenue $ Millions 16% 36% $ 1.4 $ 13.3 22% $ 2.7 20% 37% $ 1.8 $ 13.5 (27%) (20%) (1%) Materials $ 9.9 61% $ 9.0 60% 10%

13 Six Months 2008 Gross Profit Margin ($ Millions) Changes in gross profit margin due to: Lower systems unit volume resulting in absorption of overhead over fewer units Higher concentration of used equipment sales, resulting in lower margins Higher materials' revenue with higher gross profit Adverse impact of foreign exchange on cost of goods Supply-chain inefficiencies related to inventory management and third-party logistics Costs associated with inventory of V-Flash(r) machines and finishers Higher warranty costs from certain premature component failures 2008 2007 % Revenue 18% $ 3.4 Yr-Yr % TOTAL Services Systems $ Millions % Revenue $ Millions 21% 39% $ 3.8 $ 26.7 30% $ 7.7 18% 40% $ 3.2 $ 29.4 (56%) 20% (9%) Materials $ 19.6 63% $ 18.5 61% 6% Columns may not add due to rounding

2Q08 Operating Expenses ($ Millions) SG&A R&D Total Operating Cost $12.6 $ 3.6 $16.1 2008 $18.4 $14.9 $ 3.5 2007 Expect SG&A expenses in 2H 2008 to fall in the range of $24 MM to $26 MM Expect R&D expenses in 2H 2008 to fall in the range of $7 MM to $8 MM (12%) (16%) Yr-Yr % 1% 14 Contract Labor and Consultants - $1.1MM Accounting and Legal - $0.9MM Stock-Based Comp - $0.3MM Favorable (Unfavorable):

Six Months 2008 Operating Expenses ($ Millions) SG&A R&D Total Operating Cost $25.6 $ 7.2 $32.8 2008 $36.4 $29.8 $ 6.6 2007 Expect SG&A expenses in 2H 2008 to fall in the range of $24 MM to $26 MM Expect R&D expenses in 2H 2008 to fall in the range of $7 MM to $8 MM (10%) (14%) Yr-Yr % 8% 15 Contract Labor and Consultants - $2.3MM Severance and Stock-Based Comp - $1.8MM Accounting and Legal - $1.2MM Investigation - ($0.6) MM Bad Debts - ($0.3) MM Favorable (Unfavorable):

16 40 60 80 100 120 140 160 Days Working Capital Management Progress Days Inventory On Hand Days Sales Outstanding Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 68 64 131 101 100 68 74 78 93 67 65 116 90 95 121 73 102 70

17 Inventory ($000's) 2Q 2008 increase due to $3.7 million materials' and systems' purchases to support future growth, including direct metals systems, 3-D printers (V-Flash(r) modeler), and certain key components to support future production of 3-D printers. Except for the 2Q08 inventory investments noted above, inventory would have declined by approximately $2.0 million from March 31, 2008 to June 30, 2008. Expect inventory to decrease to $20-22 million by year-end 2008 $6,044 Inventory at 6/30/08 Inventory as of 12/31/07 Q1 2008 Increase Q2 2008 Increase $26,085 $20,041 $4,377 $1,667 Total Excluding TE $24,885 $20,041 $2,077 $2,767 TE Impact $1,200 $0 $2,300 ($1,100) TE = Tangible Express

18 Cash Position 6/30/2008 ($000's) 2008 2008 Total Q1 Q2 Total Inventory and Asset Investments Include: Tangible Express Other Inventory Other Capex ($5,300) ($1,562) ($1,882) $1,100 ($1,827) ($1,362) ($4,200) ($3,389) ($3,244) Exercise of Stock Options Other $1,081 ($94) $10 ($744) $1,091 ($838) Net Change in Cash ($7,757) ($2,823) ($10,580) $19,109 Cash at 6/30/08 Net Cash at 12/31/07 $29,689 Q1 2008 Decrease in Cash Q2 2008 Decrease in Cash ($7,757) ($2,823)

19 Progress Report Abe Reichental President & CEO

20 State of Business We believe and expect that: Notwithstanding the uncertain current economic climate, our sales recovered somewhat in the second quarter of 2008, and we are well positioned to gain additional lost ground in the coming quarters. Our growing installed base, coupled with the integration of our new systems with proprietary materials' cartridges, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems. The stability of our revenue base should improve as consumables' sales rise as a percentage of the product mix relative to systems. In the absence of abnormally high used equipment sales that we experienced in 2Q08, gross profit margins should improve. We believe that despite the uncertain economy and slower demand for parts our Integrated Materials Strategy is working.

We did not recognize revenue during the first half of 2008 from any V-Flash(r) activities. We commenced selected shipments of V-Flash(r) desktop modelers in early July after successfully resolving the electrical noise problems that previously halted this phase. Consistent with our previously announced plan, we anticipate a continued managed phased rollout through the end of 2008. We believe that our internal delays are not indicative of marketplace demand for this product. Due to the relative low price per unit and managed rollout plan, we do not anticipate the V-Flash(r) Desktop Modeler to be a material revenue contributor during 2008. V-Flash(r) Desktop 3-D Printer Update We expect that commercial V-Flash(r) shipments will suppress our gross profit margins by $0.5 million to $1.0 million per quarter for the near term. 21

Revenue Upside to Reverse First-Half Shortfall

- Opening the Japanese marketplace to our key Accura® materials
- Commercial shipments of two new professional, high-definition 3-D printers:
  - The ProJet™ HD 3000 3-D Production System
  - The ProJet™ DP 3000 3-D Dental Professional System
- Commercial shipments of two direct metal laser sintering systems:
  - The New Sinterstation® Pro DM100 SLM System
  - The New Sinterstation® Pro DM250 SLM System
- Pursuing direct digital dentistry opportunities with 3M, Sirona, SensAble…

We expect that incremental revenue from these growth initiatives will help mitigate first-half revenue shortfall.

Leader Innovator Partner Builder

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Additional SG&A Reduction Initiatives Curtail certain budgeted discretionary expenses Absence of certain special accounting costs Conclusion of contractor provided services Receipt of available South Carolina job development incentives Normalize annual audit and tax review cost Absence of expansive recruitment and relocation costs Deliver operating cost savings from Rock Hill consolidation Expect selling expenses to rise with revenue Expect SG&A expenses to continue to decline at a slower rate due to anticipated marketing and legal expenses. 23

Gross Profit Improvement Plan Update Profit Leakage Source Inefficient third-party logistics and warehousing. Material weaknesses related to inventory management. Inefficient parts return system inflating inventory and cost of goods. Premature failures of warranty parts supplied by third parties. Negative FX impact on materials produced in Europe. Action Completing move to Rock Hill in August 2008. P&L benefit to begin Q3. Integrated ERP module, moved activity in-house. Streamlining process, move activity in-house. Improving third-party supplied parts quality. Completed a resin blending facility in Rock Hill. P&L benefit to begin Q3. 24 Third-party logistics partner strategy did not deliver expected results; it caused the company significant profit leakage.

Progress Against Our Long-Term Target Model (% of Yearly Revenue, $ in millions) 25 We believe that continued integrated materials revenue growth coupled with the decline of SG&A and the realization of our gross profit improvement plan will result in returning and exceeding our historical performance in these categories and convergence to the threshold of our target operating model. 2003 2006 2004 2005 2007 6 Mos 08 TOM* 6 Mos 07 39% 45% 45% 34% 41% 46% 40% 39% Gross Profit 44% 31% 29% 38% 35% 25% 41% 37% SG&A 8% 8% 9% 10% 9% 8% 9% 10% R&D 29% 30% 32% 39% 40% 42% 41% 46% Materials Revenue $110.0 $125.6 $139.1 $134.8 $156.5 $170.0 $73.4 $68.4 Revenue TOM = Target Operating Model

Leader Innovator Partner Builder 26 Bottom Line Transitioning From Restructuring To Profitable Growth 26 Meeting customers' needs. Leading in innovation through technology. Improving financial strength and flexibility. Developing new products and categories. Growing globally. Creating new marketplace applications: Rapid Manufacturing 3-D Modeling Providing measurable value, customers and stockholders.

Question and Answer Session Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions. All questions must be directed through the teleconference portion of this call. Questions via the Web will not be accepted. 27

Thank You For Participating A recording of this webcast will be available two hours after completion of the call. To access the recording, dial 1-800-642-1687 (or 706-645-9291 from outside the United States) and enter the confirmation code 55872360. A replay of this webcast will be available approximately three hours after the call on the 3D Systems Investor Relations Web site www.3dsystems.com/ir. 28